Parker Hannifin Corporation Fiscal 2022 Second Quarter Earnings Presentation February 3, 2022 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. The risks and uncertainties in connection with such forward-looking statements related to the proposed acquisition of Meggitt include, but are not limited to, the occurrence of any event, change or other circumstances that could delay or prevent the closing of the proposed acquisition, including the failure to satisfy any of the conditions to the proposed acquisition; the possibility that in order for the parties to obtain regulatory approvals, conditions are imposed that prevent or otherwise adversely affect the anticipated benefits from the proposed acquisition or cause the parties to abandon the proposed acquisition; adverse effects on Parker’s common stock because of the failure to complete the proposed acquisition; Parker’s business experiencing disruptions due to acquisition-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed acquisition will not be realized or will not be realized within the expected time period, due to unsuccessful implementation strategies or otherwise; and significant transaction costs related to the proposed acquisition. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of LORD Corporation or Exotic Metals; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information for Parker, including organic sales for Parker and by segment, adjusted earnings per share, adjusted operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net debt to EBITDA, and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted net debt to EBITDA, and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period presented. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information

FY22 Q2: Exceptional Execution in a Challenging Environment 3 ▪ Focus on safety continues, leveraging high-performance teams and kaizen ▪ Sales growth of 12% YoY; Organic growth 13% YoY ▪ Second quarter records for Sales and Total Segment Operating Margin ▪ EBITDA margin was 18.2% as reported or 22.7% adjusted1, +180 bps vs. prior year ▪ Robust demand environment continues ▪ Execution driven by The Win Strategy™ 2.0 & 3.0 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.  Strategic Portfolio Transformation - Longer Cycle & More Resilient

What Drives Parker? Great Generators and Deployers of Cash Living Up to Our Purpose Top Quartile Performance vs. Proxy Peers 4

$6.99 $8.86 $11.57 $13.10 $12.44 $15.04 FY16 FY17 FY18 FY19 FY20 FY21 FY22 G Adjusted EPS1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. $5.89 $7.25 $7.83 $11.57 $9.26 $13.35 $14.67As Reported EPS Performance Our People, Portfolio & Strategy Transform Performance 14.7% 16.7% 17.5% 18.3% 19.3% 21.3% FY16 FY17 FY18 FY19 FY20 FY21 FY22 H1 Adjusted EBITDA1 Increased 770 bps Midpoint $18.05 Midpoint 2.5x EPS growth > 22.4% YTD $0.81B $0.98B $1.06B $1.53B $1.20B $1.75B $0.84BAs Reported Net Income 5

Continued Progress on Meggitt Transaction 6 Compelling Strategic Aerospace Combination

Positioned for Growth Opportunities from Secular Trends Aerospace Electrification DigitalizationESG 7

9 Financial Summary FY22 Q2 vs. FY21 Q2 1. Sales figures As Reported. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY21 Q2 As Reported: Segment Operating Margin of 17.4%, EBITDA Margin of 23.2%, Net Income of $448M, EPS of $3.42. $ Millions, except per share amounts Q2 FY22 Q2 FY22 Q2 FY21 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $3,825 $3,825 $3,412 +12.1% Segment Operating Margin 19.4% 21.6% 20.4% +120 bps EBITDA Margin 18.2% 22.7% 20.9% +180 bps Net Income $388 $582 $452 +29% EPS $2.97 $4.46 $3.45 +29%

10 Adjusted Earnings per Share Bridge FY21 Q2 to FY22 Q2 1. FY21 Q2 As Reported EPS of $3.42. FY22 Q2 As Reported EPS of $2.97. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

FY22 Q2 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial North America	$1,807M +15.3% Organic	18.7%	21.3% **Flat YoY**	+17%	• Excellent performance in a challenging operating environment • Broad based growth continues
Diversified Industrial International	$1,399M +14.1% Organic	20.8%	22.4% **+210 bps YoY**	+14%	• Mid-teens organic growth in all regions • Sustainable benefits from regional realignment actions
Aerospace Systems	$618M +5.8% Organic	18.6%	20.7% **+270 bps YoY**	(7)%	• Strong commercial OEM & MRO growth • Order rate +mid-teens excluding sizable multi-year military orders in prior period
Parker	$3,825M +13.2% Organic	19.4%	21.6% **+120 bps YoY**	+12%	• Strong secular growth • **32% incremental margin[1], 48% excluding prior year discretionary savings of $65M**

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
2. Order Rates exclude acquisitions, divestitures, & currency. Industrial is a 3 month YoY comparison of total dollars. Aerospace is a rolling 12 month YoY comparison.

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12 FY22 Cash Flow Performance  Cash Flow from Operations of 13.3%  Free Cash Flow of 11.9%  Free Cash Flow Conversion of 107%  Net change in Working capital2 • Use of cash of 1.9% of sales 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 2. Defined as net change in accounts receivable, inventory, and accounts payable trade per the statement of cash flows $ Millions % to Sales 13.3% 11.9% 20.4% 19.0% Forecast Mid-Teens CFOA for FY22

Capital Deployment Activity Quarterly dividend of $1.03 declared January 27th • 65 consecutive years of increased dividends paid Meggitt Financing Progress • Deal Contingent Forward Contracts secured for FX risk mitigation • $2.5B Restricted Cash Escrow funded via Commercial Paper issuance and Cash Leverage at FY22 Q2 • Gross Debt / EBITDA = 2.7x • Net Debt / EBITDA = 2.5x • Net Debt / EBITDA, excluding $2.5B restricted cash escrow = 1.8x1 13 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

14 FY22 Guidance Increased EPS Midpoint: $14.67 As Reported, $18.05 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America 11% - 13% Diversified Industrial International 7% - 9% Aerospace Systems 5% - 7% Parker 9% - 11% Segment Operating Margins As Reported Adjusted1 Diversified Industrial North America 19.2% - 19.6% 21.8% - 22.2% Diversified Industrial International 20.3% - 20.7% 22.2% - 22.6% Aerospace Systems 19.1% - 19.5% 21.2% - 21.6% Parker 19.6% - 20.0% 21.9% - 22.3% Additional Items As Reported Adjusted1 Corporate G&A, Interest and Other $656M $435M Full Year Reported Tax Rate ~22% Diluted Shares Outstanding 130.7M Earnings Per Share As Reported Adjusted1 Range $14.42 - $14.92 $17.80 - $18.30 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 2. Reflects expenses incurred to date. Future expenses related to Meggitt are not guided and will be adjusted as they occur. Detail of Pre-Tax Adjustments to: Segment Margins Below Segment Acquired Intangible Asset Amortization ~$320M — Business Realignment Charges ~$30M — LORD Costs to Achieve ~$5M — Meggitt Acquisition Related Expenses — $71M2 Meggitt Deal Contingent Forward Contracts — $149M2

Key Messages  Highly engaged global team living up to our purpose  The Win Strategy 3.0 drives current and future performance  Strategic portfolio transformation - longer cycle & more resilient  Positioned for growth from secular trends 15 Our People, Portfolio & Strategy Transform Performance

Upcoming Event Calendar 2022 Virtual Investor Meeting March 8, 2022, 9am-12pm ET 3Q FY22 Earnings May 5, 2022 4Q FY22 Earnings & FY23 Guidance August 4, 2022 Annual Meeting of Shareholders October 26, 2022

Appendix  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation  Reconciliation of EPS  Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Free Cash Flow Conversion  Reconciliation of Adjusted Net Debt to EBITDA  Supplemental Sales Information – Global Technology Platforms  Reconciliation of Forecasted EPS 17

Reconciliation of Organic Growth (Dollars in thousands) (Unaudited) Quarter-to-Date As Reported Currency Organic As Reported Net Sales December 31, 2021 December 31, 2021 December 31, 2020 Diversified Industrial: North America $ 1,807,024 $ (1,131) $ 1,805,893 $ 1,566,877 International 1,399,179 37,780 1,436,959 1,259,625 Total Diversified Industrial 3,206,203 36,649 3,242,852 2,826,502 Aerospace Systems 618,377 921 619,298 585,403 Total Parker Hannifin $ 3,824,580 $ 37,570 $ 3,862,150 $ 3,411,905 As reported Currency Organic Diversified Industrial: North America 15.3% — % 15.3 % International 11.1% (3.0)% 14.1 % Total Diversified Industrial 13.4% (1.3)% 14.7 % Aerospace Systems 5.6% (0.2)% 5.8 % Total Parker Hannifin 12.1% (1.1)% 13.2% 18

Adjusted Amounts Reconciliation Consolidated Statement of Income (Dollars in thousands, except per share data) (Unaudited) Quarter-to-Date FY 2022 % of Sales Acquired Intangible Asset Amortization Business Realignment Charges Integration Costs to Achieve Acquisition Related Expenses Loss on Deal- Contingent Forward Contracts % of Sales As Reported Adjusted December 31, 2021 December 31, 2021 Net Sales $ 3,824,580 100.0% $ — $ — $ — $ — $ — $ 3,824,580 100.0 % Cost of Sales 2,764,725 72.3% — 1,710 263 — — 2,762,752 72.2 % Selling, general, and admin. expenses 380,710 10.0% 78,741 1,935 544 8,880 — 290,610 7.6 % Interest expense 61,360 1.6% — — — — — 61,360 1.6 % Other expense (income), net 127,461 3.3% — — — 10,262 149,382 (32,183) (0.8)% Income before income taxes 490,324 12.8% (78,741) (3,645) (807) (19,142) (149,382) 742,041 19.4 % Income taxes 102,595 2.7% 17,874 827 183 4,345 33,910 159,734 4.2 % Net Income 387,729 10.1% (60,867) (2,818) (624) (14,797) (115,472) 582,307 15.2 % Less: Noncontrollable interests 129 0.0% — — — — — 129 0.0 % Net Income - common shareholders $ 387,600 10.1% $ (60,867) $ (2,818) $ (624) $ (14,797) $ (115,472) $ 582,178 15.2 % Diluted earnings per share $ 2.97 $ (0.47) $ (0.02) $ — $ (0.12) $ (0.88) $ 4.46 19

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter-to-Date FY 2021								
	As Reported December 31, 2020*	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Lord Costs to Achieve	Exotic Costs to Achieve	Gain On Sale of Land	Adjusted December 31, 2020*	% of Sales
Net sales	$ 3,411,905	100.0 %	$ —	$ —	$ —	$ —	$ —	**$ 3,411,905**	**100.0 %**
Cost of sales	2,518,165	73.8 %	—	14,183	393	—	—	**2,503,589**	**73.4 %**
Selling, general and admin. expenses	356,572	10.5 %	81,237	3,923	2,856	343	—	**268,213**	**7.9 %**
Interest expense	62,990	1.8 %	—	—	—	—	—	**62,990**	**1.8 %**
Other (income) expense, net	(103,714)	(3.0)%	—	661	—	—	(100,893)	**(3,482)**	**(0.1)%**
Income before income taxes	577,892	16.9 %	(81,237)	(18,767)	(3,249)	(343)	100,893	**580,595**	**17.0 %**
Income taxes	129,350	3.8 %	18,766	4,335	751	79	(24,503)	**128,778**	**3.8 %**
Net income	448,542	13.1 %	(62,471)	(14,432)	(2,498)	(264)	76,390	**451,817**	**13.2 %**
Less: Noncontrolling interests	191	0.0 %	—	—	—	—	—	**191**	**0.0 %**
Net income - common shareholders	$ 448,351	13.1 %	$ (62,471)	$ (14,432)	$ (2,498)	$ (264)	$ 76,390	**$ 451,626**	**13.2 %**
Diluted earnings per share	$ 3.42		$ (0.48)	$ (0.11)	$ (0.02)	$ —	$ 0.58	**$ 3.45**	

*Prior periods have been adjusted to reflect the change in inventory accounting method

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Parker

Adjusted Amounts Reconciliation Business Segment Information (Dollars in thousands) (Unaudited) Quarter-to-Date FY 2022 % of Sales Acquired Intangible Asset Amortization Business Realignment Charges Integration Costs to Achieve Acquisition Related Expenses Loss on Deal- Contingent Forward Contracts % of Sales2 As Reported Adjusted December 31, 2021 December 31, 2021 Diversified Industrial North America1 $ 337,417 18.7% $ 47,024 $ 660 $ 329 $ — $ — $ 385,430 21.3 % International1 291,555 20.8% 18,958 2,387 478 — — 313,378 22.4 % Aerospace Systems1 114,796 18.6% 12,759 598 — — — 128,153 20.7 % Total segment operating income 743,768 19.4% (78,741) (3,645) (807) — — 826,961 21.6 % Corporate administration 42,587 1.1% — — — — — 42,587 1.1 % Income before interest and other 701,181 18.3% (78,741) (3,645) (807) — — 784,374 20.5 % Interest expense 61,360 1.6% — — — — — 61,360 1.6 % Other (income) expense 149,497 3.9% — — — 19,142 149,382 (19,027) (0.5)% Income before income taxes $ 490,324 12.8% $ (78,741) $ (3,645) $ (807) $ (19,142) $ (149,382) $ 742,041 19.4% 1Segment operating income as a percent of sales is calculated on as reported segment sales. 2Adjusted amounts as a percent of sales are calculated on as reported segment sales. 21

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share (Unaudited) Three Months Ended December 31, (Amounts in dollars) 2021 2020* Earnings per diluted share $ 2.97 $ 3.42 Adjustments: Acquired intangible asset amortization expense 0.60 0.62 Business realignment charges 0.03 0.14 Integration costs to achieve 0.01 0.02 Acquisition-related expenses 0.15 — Loss on deal-contingent forward contracts 1.14 — Gain on sale of land — (0.77) Tax effect of adjustments1 (0.44) 0.02 Adjusted earnings per diluted share $ 4.46 $ 3.45 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Prior periods have been adjusted to reflect the change in inventory accounting method 22

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *FY19 and FY20 have been adjusted to reflect the change in inventory accounting method 23

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) December 31, 2021 December 31, 2020 Operating income Operating margin Operating income Operating margin Total segment operating income $ 743,768 19.4% $ 592,561 17.4 % Adjustments: Acquired intangible asset amortization expense 78,741 81,237 Business realignment charges 3,645 17,922 Integration costs to achieve 807 3,592 Adjusted total segment operating income $ 826,961 21.6% $ 695,312 20.4% 24

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands) 2021 2020* 2021 Net sales $ 3,824,580 $ 3,411,905 $ 7,587,389 Net income $ 387,729 $ 448,542 $ 839,192 Income taxes 102,595 129,350 222,877 Depreciation 65,362 68,581 131,113 Amortization 78,741 81,237 158,512 Interest expense 61,360 62,990 120,710 EBITDA 695,787 790,700 1,472,404 Adjustments: Business realignment charges 3,645 18,767 6,659 Integration costs to achieve 807 3,592 2,009 Acquisition-related expenses 19,142 — 71,341 Loss on deal-contingent forward contracts 149,382 — 149,382 Gain on sale of land — (100,893) — Adjusted EBITDA $ 868,763 $ 712,166 $ 1,701,795 EBITDA margin 18.2% 23.2% 19.4 % Adjusted EBITDA margin 22.7% 20.9% 22.4% *Prior periods have been adjusted to reflect the change in inventory accounting method 25

Reconciliation of Free Cash Flow Conversion (Unaudited) Six Months Ended December 31, 2021 Six Months Ended December 31, 2020*(Dollars in thousands) Net income $ 839,192 $ 768,653 Cash flow from operations $ 1,005,469 $ 1,353,988 Capital Expenditures (105,606) (92,907) Free cash flow $ 899,863 $ 1,261,081 Free cash flow conversion (free cash flow / net income) 107% 164% *Prior periods have been adjusted to reflect the change in inventory accounting method26

Reconciliation of Adjusted Net Debt to EBITDA 27

Supplemental Sales Information Global Technology Platforms (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands) 2021 2020 2021 2020 Net sales Diversified Industrial: Motion Systems $ 843,655 $ 720,315 $ 1,672,327 $ 1,377,456 Flow and Process Control 1,103,404 949,949 2,188,827 1,874,074 Filtration and Engineered Materials 1,259,144 1,156,238 2,515,200 2,232,334 Aerospace Systems 618,377 585,403 1,211,035 1,158,581 Total $ 3,824,580 $ 3,411,905 $ 7,587,389 $ 6,642,445 28

Reconciliation of EPS Fiscal Year 2022 Guidance (Unaudited) (Amounts in dollars) Fiscal Year 2022 Forecasted earnings per diluted share $14.42 to $14.92 Adjustments: Business realignment charges 0.22 Costs to achieve 0.04 Acquisition-related intangible asset amortization expense 2.43 Acquisition-related expenses 0.55 Loss on deal-contingent forward contracts 1.14 Tax effect of adjustments1 (1.00) Adjusted forecasted earnings per diluted share $17.80 to $18.30 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 29